Per Share Amounts	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Per Share Amounts
NOTE 18.
PER SHARE AMOUNTS
The following tables reconcile the net loss and weighted average shares outstanding used in computing basic and diluted loss per share:

	2022	2021
Net loss – basic and diluted	$(34,293)	$(177,386)

(Stated in thousands)	2022	2021
Weighted average shares outstanding – basic and diluted	13,546	13,315